UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2022

HWGC Holdings Ltd

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-55685 (Commission File Number)	30-0803939 (I.R.S. Employer Identification No.)

Bangunan Cheong Wing Chan Level 4, 41-51, Jalan Maharajalela, 50150 Kuala Lumpur, Malaysia (Address of principal executive offices)

Registrant’s telephone number, including area code: +603 2143 2889

Vitaxel Group Ltd
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 2, 2022, Vitaxel Group Limited (the “Company”) filed an amendment (the “Amendment”) to its Amended and Restated Articles of Incorporation which (i) changed the name of the Company (the “Name Change”) from “Vitaxel Group Limited” to “HWGC Holdings Limited” (ii) reduced the number of the issued and outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”) by effecting a reverse stock split in the split ratio of 1-for-10 (the “Reverse Stock Split”) and (iii) increased the authorized share capital of the Company from 71,000,000 shares, consisting of 70,000,000 shares of Common Stock, and 1,000,000 shares of preferred stock, $0.0001 par value per share (the “Preferred Stock”), to 425,000,000, consisting of 400,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock.

Pursuant to Section 78.207 of the Nevada Revised Statutes, on January 10, 2022 the Board of Directors of the Company by unanimous written consent authorized the Amendment, and on January 11, 2022, pursuant to Section 78.320 of the Nevada Revised Statutes, the holders of approximately 53% of the voting stock of the Company approved the Amendment.

In connection with the Name Change and Reverse Stock Split, the Company submitted to the Financial Industry Regulatory Authority, Inc. (“FINRA”) a voluntary request for a change of the Company’s trading symbol. The Name Change and the Reverse Stock Split will become effective for trading purposes when approval of said corporate actions is approved by FINRA. The Company will file a Current Report on Form 8-K to disclose the effective date of the Name Change and trading symbol change upon receipt of the notification from FINRA. The new CUSIP number for the Company’s Common Stock post-Reverse Stock Split is 92849Y 206.

A copy of the Amendment is filed as Exhibit 3.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information in Item 5.03 above regarding the approval of the Amendment by written consent of a majority of the Company’s shareholders is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits Number	Description

3.4	Certificate of Amendment to the Amended and Restated Articles of Incorporation filed with the Secretary of State of the State of Nevada on March 2, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2022	HWGC HOLDINGS LIMITED

	By:	/s/ Leong Yee Ming
Name: Leong Yee Ming
Title: Chief Executive Officer